Filed Pursuant to Rule 497

Securities Act File No. 333-224976

NEWTEK BUSINESS SERVICES CORP.

Supplement No. 3, dated April 19, 2019

to

Prospectus Supplement, dated August 31, 2018

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Newtek Business Services Corp. (the “Company”), dated June 26, 2018 (the “Prospectus”), as supplemented by the Prospectus Supplement dated August 31, 2018, the Prospectus Supplement dated November 16, 2018, and the Prospectus Supplement dated April 5, 2019 (together, the “Prospectus Supplements”), which relate to the sale of shares of common stock of the Company in an “at the market” offering pursuant to an equity distribution agreement, dated as of August 31, 2018, by and between the Company and the several Placement Agents named in Schedule A thereto. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus Supplements or Prospectus, as applicable.

You should carefully consider the “Risk Factors” below and beginning on page 26 of the Prospectus before you decide to invest.

Status of Our Offerings

On March 20, 2017, we established an at the market program to which this Supplement No. 3, dated April 19, 2019 relates, and through which we may sell, from time to time at our sole discretion, up to 4,400,000 shares of our common stock. As of the date hereof, we have sold 1,601,675 shares of our common stock for net proceeds of approximately $28,121,000 after sales commissions to the Placement Agents of $579,000 and offering costs, under the at the market program. As a result, 2,798,325 shares of our common stock remain available for sale under the at the market program.

Recent Developments

On April 15, 2019, the Board of Directors of the Company appointed Christopher Towers as the Company’s Chief Accounting Officer, to be effective as of May 3, 2019. The position of Chief Accounting Officer was previously held by Jennifer C. Eddelson, who, on April 12, 2019, resigned from the Company effective May 3, 2019.

Mr. Towers, age 33, has served as Vice President of Financial Reporting of the Company since September 2014, with principal responsibility for financial reporting and the development and implementation of the Company’s accounting policies and practices. Mr. Towers is a NYS certified public accountant and previously worked in the corporate reporting group of Pall Corporation from January 2014 to September 2014 and practiced as a CPA for six years with PwC from April 2012 to January 2014 and CohnReznick, LLP (formerly J.H. Cohn, LLP) from October 2008 to March 2012, primarily in the audit of public and private entities. Mr. Towers is a member of the NYS Society of CPAs and the AICPA.

Mr. Towers: (i) was not appointed as the Company’s Chief Accounting Officer pursuant to any arrangement or understanding with any other person; (ii) does not have a family relationship with any of the Company’s directors or other executive officers; (iii) has not engaged, since the beginning of the Company’s last fiscal year, nor proposes to engage, in any transaction in which the Company was or is a participant; and (iv) has not entered into, nor expects to enter into, any material plan, contract, arrangement, grant or award in connection with his appointment as the Company’s Chief Accounting Officer.